EXHIBIT 99.1

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NEWS FROM DHB INDUSTRIES INC.
2102 SW 2nd Street  Pompano Beach, FL  33069
Tel: 954-630-0900   www.dhbindustries.com



                            COMPANY CONTACT:  Media Relations/Investor Relations
                                              Glenn Wiener
                                              212-786-6013
                                              pr@dhbt.com or ir@dhbt.com

FOR IMMEDIATE RELEASE

                 DHB ANNOUNCES CHANGES TO ITS BOARD OF DIRECTORS

                    CARY CHASIN AND GARY NADELMAN STEP DOWN;

      LIEUTENANT GENERAL (RETIRED) MARTIN R. BERNDT AND SUZANNE M. HOPGOOD
                          JOIN THE BOARD OF DIRECTORS

POMPANO BEACH,  FLORIDA,  MARCH 1, 2007 - DHB Industries  Inc. (OTC Pink Sheets:
DHBT.PK), a leader in the field of protective body armor, announced today that Cary Chasin and Gary Nadelman resigned as Directors, effective February 28, 2007. In addition, the Company disclosed that Lieutenant General (retired)
Martin R. Berndt of the U.S. Marine Corps and Suzanne M. Hopgood have been appointed Directors of the Board, replacing Mssrs. Chasin and Nadelman.

Senator (retired) William Campbell, Chairman of the Board of Directors, commented, "I would like to extend my appreciation and gratitude to Cary and Gary for their years of service to our company. Both have played key roles in helping us grow over the years, while providing strategic counsel throughout. I, along with the Board of Directors and management team, wish them well in their future endeavors."

"I would like to welcome Marty Berndt and Suzanne Hopgood to our Board. General Berndt is a proven leader who will contribute immediately to our success. He is an exceptional source for knowledge into the processes of the Department of Defense. Suzanne's expertise in the areas of strategic planning and financial management will complement our existing Board. Her breadth of experience in working with public companies undergoing transition is a great asset for our company as we implement corporate governance reforms. With these appointments, we continue to strengthen our Board, our management team and all facets of our organization, and thereby, enhance shareholder value," Senator Campbell added.

General Martin R. Berndt retired from the U.S. Marine Corps in 2005, after more than 36 years of service. He commanded U.S. Marine Corps Forces Atlantic, South and Europe; U.S. Marine Corps Bases, Atlantic; and U.S. Fleet Marine Forces, Atlantic and Europe. General Berndt was commissioned a Second Lieutenant in the Marine Corps upon graduation from West Chester University in 1969. Early in his career, he served in Vietnam and held various positions with the U.S. Marine Corps including Commanding Officer of Headquarters and Maintenance Squadron 26, political-military planner with the Office of the Joint Chiefs of Staff and Executive Officer of Marine Forces Panama. Between 1990 and 1995, he served as a Middle East/Africa planner and U.S. Military Liaison to the West Africa Peacekeeping Force in Liberia, as the Assistant Chief of Staff of Headquarters, U.S. European Command in Stuttgart, Germany, as the Officer-in-Charge, II MEF Special Operations Training Group and as the


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commander of the 24th Marine  Expeditionary  Unit.  He then served as the Deputy
Commander, Marine Forces Atlantic, the Director of Joint Training at USACOM, the Commander of the Joint Warfighting Center and as Deputy Commanding General, Marine Corps Combat Development Command in Quantico Virginia. In 2000 he assumed command of the 2nd Marine Expeditionary Force for two years prior to his final active duty assignment.

General Berndt currently serves as a Senior Mentor for the U.S. Marine Corps Staff Training Program and in a similar capacity for Joint Forces Command. He serves as a member of "CorpStrategy" team under the sponsorship of the Institute for Defense and Business, UNC Chapel Hill and is a member of the Onslow County Military Affairs Committee. He serves as a Board member for the Governor's North Carolina Military Foundation and a privately owned company in Northern Virginia.

Suzanne Hopgood is the President and CEO of The Hopgood Group, a business and workout consulting firm she founded in 1985. She is a financial expert and served on the board of four public companies and as Chairman of the Board for two companies. She helped guide a variety of companies through very difficult business, financial and legal challenges and crises, serving as a turnaround CEO, Chairman of the Board, Chair of public company executive, nominating, governance, and audit committees as well as a member of strategic planning, compensation, and CEO search committees. Suzanne currently serves as the Chair of the nominating and governance committees of Acadia Realty Trust, a public company and has twice served as a member of board slates elected in proxy contests initiated by institutional investors.

Ms Hopgood is a member of the teaching faculty of the National Association Corporate Directors ("NACD") and is an active educator, facilitator and mediator for boards of a wide variety of public and private companies on behalf of the NACD. She is an author and frequent speaker on corporate governance issues, and co-wrote the award-winning "BOARD LEADERSHIP FOR THE COMPANY IN CRISIS". Prior to founding The Hopgood Group, Ms. Hopgood was responsible for a $1 billion equity real estate portfolio for Aetna Realty Investors, a subsidiary of Aetna. She received a Bachelors of Science in business administration from the University of New Hampshire.

ABOUT DHB INDUSTRIES

DHB Industries Inc.'s highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America
(PACA) (www.pacabodyarmor.com) are in the protective body armor industry and are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. Company subsidiary NDL Products, Inc. (www.ndlproducts.com) produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains, as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries Inc. visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING

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STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT
TO  RISKS,   UNCERTAINTIES  AND  ASSUMPTIONS  THAT  ARE  DIFFICULT  TO  PREDICT.
THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) THE COMPANY'S LACK OF AUDITED FINANCIAL STATEMENTS AND ITS ABILITY TO FILE ITS PERIODIC REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON A TIMELY BASIS,
(2) IMPROVEMENT IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (3) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (4) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (5) ADDITIONAL FINANCING REQUIREMENTS, (6) DEVELOPMENT OF NEW PRODUCTS, (7) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (8) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (9) TECHNOLOGICAL CHANGES, (10) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS,
(11) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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